GOODWILL, INTANGIBLE AND TANGIBLE ASSETS	12 Months Ended
Dec. 31, 2024
Intangible Assets [Abstract]
GOODWILL, INTANGIBLE AND TANGIBLE ASSETS	NOTE 5: GOODWILL, INTANGIBLE AND TANGIBLE ASSETS 5.1 Goodwill and intangible assets
The carrying amounts of goodwill and intangible assets are
summarized as follows:

	December 31,
	2024	2023
Goodwill on acquisitions	3,605	3,908
Concessions, patents and licenses	285	266
Customer relationships and trade marks	204	155
Emission rights	246	642
Other	113	131
Total	4,453	5,102
Goodwill
Goodwill arising on an acquisition is recognized as previously described within the business combinations section in note
2.2.3. Goodwill is allocated to those GCGUs that are expected to benefit from the business combination in which the goodwill arose and in all cases is at the operating segment level, which represents the lowest level at which goodwill is monitored for internal management purposes except for goodwill allocated to
AMKR CGU in Ukraine and AMSA GCGU in South Africa (see
below).
As described in note 3.1, effective January 1, 2024, the
Company has revised its operating segments following changes to its organizational structure and to components of the Group whose operating results are regularly reviewed by the CODM.
Accordingly, there are six operating and reportable segments:
North America, Brazil, Europe, India and JVs, Sustainable
Solutions and Mining. The discussion within this note reflects the impairment test results as of October 1 for the years ended
December 31, 2024 and 2023. Following the decision to revise its segments, the Company reallocated 242 and 174 goodwill
from the former ACIS GCGU to the AMKR CGU in Ukraine and
to AMSA GCGU in South Africa, respectively. In addition, with respect to the Europe operating segment, 98 goodwill was
reallocated to the Sustainable Solutions operating segment
based on the relative enterprise values of the underlying
businesses.
Goodwill acquired in business combinations for each of the
Company’s operating segments and certain other CGUs and
GCGUs retrospectively adjusted for the change in segmentation is as follows:

	December 31, 2023	Acquisitions[1]	Foreign exchange differences and other movements	December 31, 2024
North America	1,563	—	(62)	1,501
Brazil	1,316	—	(254)	1,062
Europe	515	—	(27)	488
Sustainable Solutions	98	85	(5)	178
Others[3]	416	—	(40)	376
Total	3,908	85	(388)	3,605

	December 31, 2022	Acquisitions[1]	Foreign exchange differences and other movements	Divestments[2]	December 31, 2023
North America	1,540	—	23	—	1,563
Brazil	1,070	164	82	—	1,316
Europe	503	—	12	—	515
Sustainable Solutions	20	57	21	—	98
Others[3]	634	—	(24)	(194)	416
Total	3,767	221	114	(194)	3,908
1.See note 2.2.4
2.See note 2.3
3.Includes the CGU AMKR and the GCGU AMSA
Prior to January 1, 2024, the Company's goodwill impairment
testing was performed on the basis of five operating and
reportable segments. These segments are set forth below
(excluding Mining, which does not carry goodwill). Goodwill
acquired in business combinations for each of the Company’s
former operating segments as of December 31, 2023 is as
follows:

	December 31, 2022	Acquisitions[1]	Foreign exchange differences and other movements	Divestments[2]	December 31, 2023
NAFTA	1,540	—	23	—	1,563
Brazil	1,070	164	82	—	1,316
Europe	523	57	33	—	613
ACIS	634	—	(24)	(194)	416
Total	3,767	221	114	(194)	3,908
1. See note 2.2.4
2. See note 2.3
Intangible assets are recognized only when it is probable that the expected future economic benefits attributable to the assets will accrue to the Company and the cost can be reliably
measured. Intangible assets acquired separately by
ArcelorMittal are initially recorded at cost and those acquired in a business combination are initially recorded at fair value at the date of the business combination. These primarily include
customer relationships and trade marks as well as emission
rights, and the cost of technology and licenses purchased from third parties and operating authorizations granted by
governments or other public bodies (concessions). Intangible assets are amortized on a straight-line basis over their
estimated economic useful lives, which typically do not exceed five years. Amortization is included in the consolidated
statements of operations as part of cost of sales.
ArcelorMittal’s industrial sites which are regulated by the
European Directive 2003/87/EC of October 13, 2003 on carbon
dioxide (“CO2”) emission rights, effective as of January 1, 2005, are located primarily in Belgium, France, Germany,
Luxembourg, Poland and Spain. In Ontario, Canada,
ArcelorMittal's operations have been subject to output based pricing system regulations since January 1, 2019 but effective
January 1, 2022, they are regulated on carbon pricing under the
Ontario Emissions Performance System (“OEPS”). In South
Africa, a CO2 tax system was introduced in 2019.
Emission rights allocated to the Company on a no-charge basis pursuant to the annual national allocation plan are recorded at nil value and purchased emission rights are recorded at cost.
Other intangible assets are summarized as follows:

	Concessions, patents and licenses	Customer relationships and trade marks	Other[1]	Total
Cost
At December 31, 2022	446	1,091	990	2,527
Acquisitions	75	—	102	177
Acquisitions through business combinations (note 2.2.4)	8	24	100	132
Disposals	—	—	(222)	(222)
Divestment (note 2.3.1)	(18)	—	—	(18)
Foreign exchange differences	32	49	36	117
Transfers and other movements	13	4	18	35
At December 31, 2023	556	1,168	1,024	2,748
Acquisitions	85	—	42	127
Acquisitions through business combination (note 2.2.4)	—	58	—	58
Disposal	—	—	(182)	(182)
Foreign exchange differences	(82)	(92)	(62)	(236)
Transfers and other movements	27	14	(193)	(152)
Fully amortized intangible assets	(35)	(322)	(3)	(360)
At December 31, 2024	551	826	626	2,003

Accumulated amortization and impairment losses
At December 31, 2022	238	958	195	1,391
Divestment (note 2.3.1)	(18)	—	—	(18)
Amortization charge	59	12	52	123
Foreign exchange differences	23	43	8	74
Transfers and other movements	(12)	—	(4)	(16)
At December 31, 2023	290	1,013	251	1,554
Amortization charge	67	15	25	107
Foreign exchange differences	(57)	(84)	(23)	(164)
Transfers and other movements	—	—	17	17
Fully amortized intangible assets	(34)	(322)	(3)	(359)
At December 31, 2024	266	622	267	1,155

Carrying amount
At December 31, 2023	266	155	773	1,194
At December 31, 2024	285	204	359	848
[1] Including emission rights of 246 and 642 at December 31, 2024 and 2023, respectively.
Disposal of other intangible assets resulted in a 190 gain in
2024 and 414 gain in 2023.
Research and development costs not meeting the criteria for
capitalization are expensed as incurred. These costs amounted to 285, 299 and 286 for the years ended December 31, 2024,
2023 and 2022, respectively and were recognized in selling,
general and administrative expenses. 5.2    Property, plant and equipment and biological assets
Property, plant and equipment is recorded at cost less
accumulated depreciation and impairment. Cost includes all
related costs directly attributable to the acquisition or
construction of the asset. Except for land and assets used in mining activities, property, plant and equipment is depreciated using the straight-line method over the useful lives of the related assets as presented in the table below.

Asset Category	Useful Life Range
Land	Not depreciated
Buildings	10 to 50 years
Property plant & equipment	15 to 64 years
Auxiliary facilities	15 to 60 years
Other facilities	5 to 20 years
The Company’s annual review of useful lives leverages on the experience gained from an in-depth review performed every five years, any significant change in the expected pattern of
consumption embodied in the asset, and the specialized
knowledge of ArcelorMittal’s network of chief technical officers.
The chief technical officer network includes engineers with
facility-specific expertise related to plant and equipment used in the principal production units of the Company’s operations. The most recent in-depth review took place in 2024, during which the
Company performed a review, which was finalized early 2025, of the useful lives of its fixed assets and determined there were no material changes to the useful lives of property, plant and
equipment. In performing this review, the Company gathered
and evaluated data, including commissioning dates, designed
capacities, maintenance records and programs, and asset
performance history, among other attributes. In accordance with
IAS 16, Property, Plant and Equipment, the Company
considered this information at the level of components
significant in relation to the total cost of the item of plant and equipment. Other factors the Company considered in its
determination of useful lives included the expected use of the assets, technical or commercial obsolescence, and operational factors. In addition, the Company considered the accumulated technical experience and knowledge sharing programs that
allowed for the exchange of best practices within the chief
technical officer network and the deployment of these practices across the Company’s principal production units.
Major improvements, which add to productive capacity or extend the life of an asset, are capitalized, while repairs and
maintenance are expensed as incurred. Where a tangible fixed asset comprises major components having different useful lives, these components are accounted for as separate items.
Property, plant and equipment under construction is recorded as construction in progress until it is ready for its intended use;
thereafter it is transferred to the related class of property, plant and equipment and depreciated over its estimated useful life.
Interest incurred during construction is capitalized if the
borrowing cost is directly attributable to the construction. Gains and losses on retirement or disposal of assets are recognized in cost of sales.
The residual values and useful lives of property, plant and
equipment are reviewed at each reporting date and adjusted if expectations differ from previous estimates. Depreciation
methods applied to property, plant and equipment are reviewed at each reporting date and changed if there has been a
significant change in the expected pattern of consumption of the future economic benefits embodied in the asset. In the context of the 2021 annual review of useful lives and considering the expected date of retirement of certain assets in particular BF and BOF, sinter plants and coke plants following the
implementation of the Company's decarbonization strategy
involving the construction of DRI - EAF facilities, the Company decreased estimates of residual useful lives of such items of property, plant and equipment for its flat carbon operations in the EU and in Canada. The Company's announcements
regarding decarbonization plans in Europe in November 2024
are not expected to significantly impact depreciation going
forward.
Mining assets comprise:
•Mineral rights acquired;
•Capitalized developmental stripping (as described
below in “—Stripping and overburden removal costs”).
Property, plant and equipment used in mining activities is
depreciated over its useful life or over the remaining life of the mine, if shorter, and if there is no alternative use. For the majority of assets used in mining activities, the economic
benefits from the asset are consumed in a pattern which is
linked to the production level and accordingly, assets used in mining activities are primarily depreciated on a units-of-
production basis. A unit-of-production is based on the available estimate of proven and probable reserves.
Capitalization of pre-production expenditures ceases when the mining property is capable of commercial production as it is intended by management. General administration costs that are not directly attributable to a specific exploration area are charged to the consolidated statements of operations.
Mineral Reserves and resources
Mineral Reserves are estimates of the amount of product that can be economically and legally extracted from the Company’s properties. Furthermore, mineral resource estimates constitute the part of a mineral deposit that have the potential to be
economically and legally extracted or produced at the time of the resource determination. In order to estimate mineral
reserves, estimates are required for a range of geological,
technical and economic factors, including quantities, grades, production techniques, recovery rates, production costs,
transport costs, commodity demand, commodity prices and
exchange rates. The potential for economic viability and
estimate of mineral resources is established through high level and conceptual engineering studies.
Estimating the quantity and/or grade of mineral reserves
requires the size, shape and depth of ore bodies to be
determined by analyzing geological data such as drilling
samples. This process may require complex and difficult
geological judgments to interpret the data. The estimation of mineral resource is based on detailed and reliable exploration, sampling and testing information gathered through appropriate techniques from locations such as outcrops, trenches, pits,
workings and drill holes that are spaced closely enough to
confirm both geological and grade continuity.
Because the economic assumptions used to estimate mineral
reserves and mineral resources change from period to period, and because additional geological data is generated during the course of operations, estimates of mineral reserves and mineral resources may change from period to period. Changes in
reported mineral reserves and mineral resources may affect the
Company’s financial results and financial position in a number of ways, including the following:
•Asset carrying amounts may be affected due to
changes in estimated future cash flows.
•Depreciation, depletion and amortization charged in the
consolidated statements of operations may change
where such charges are determined by the units of
production basis, or where the useful economic lives of
assets change.
•Overburden removal costs recognized in the
consolidated statements of financial position or
charged to the consolidated statements of operations
may change due to changes in stripping ratios or the
units of production basis of depreciation.
•Decommissioning, site restoration and environmental
provisions may change where changes in estimated
reserves affect expectations about the timing or cost of
these activities.
Stripping and overburden removal costs
In open pit and underground mining operations, it is often
necessary to remove overburden and other waste materials to
access the deposit from which minerals can be extracted. This process is referred to as stripping. Stripping costs can be
incurred before the mining production commences
(“developmental stripping”) or during the production stage
(“production stripping”).
A mine can operate several open pits that are regarded as
separate operations for the purpose of mine planning and
production. In this case, stripping costs are accounted for
separately, by reference to the ore extracted from each separate pit. If, however, the pits are highly integrated for the purpose of mine planning and production, stripping costs are aggregated.
The determination of whether multiple pit mines are considered separate or integrated operations depends on each mine’s
specific circumstances. The following factors would point
towards the stripping costs for the individual pits being
accounted for separately:
•If mining of the second and subsequent pits is
conducted consecutively with that of the first pit, rather
than concurrently.
•If separate investment decisions are made to develop
each pit, rather than a single investment decision being
made at the outset.
•If the pits are operated as separate units in terms of
mine planning and the sequencing of overburden and
ore mining, rather than as an integrated unit.
•If expenditures for additional infrastructure to support
the second and subsequent pits are relatively large.
•If the pits extract ore from separate and distinct ore
bodies, rather than from a single ore body.
The relative importance of each factor is considered by local management to determine whether the stripping costs should be attributed to the individual pit or to the combined output from several pits.
Developmental stripping costs contribute to the future economic benefits of mining operations when the production begins and so are capitalized as tangible assets (construction in progress), whereas production stripping is a part of on-going activities and commences when the production stage of mining operations
begins and continues throughout the life of a mine.
Capitalization of developmental stripping costs ends when the commercial production of the minerals commences.
Production stripping costs are incurred to extract the ore in the form of inventories and/or to improve access to an additional component of an ore body or deeper levels of material.
Production stripping costs are accounted for as inventories to the extent the benefit from production stripping activity is realized in the form of inventories. Production stripping costs are recognized as a non-current asset (“stripping activity assets”) to the extent it is probable that future economic benefit in terms of improved access to ore will flow to the Company, the
components of the ore body for which access has been
improved can be identified and the costs relating to the stripping activity associated with that component can be measured
reliably.
All stripping costs assets (either stripping activity assets or capitalized developmental stripping costs) are presented within a specific “mining assets” class of property, plant and equipment and then depreciated on a units-of-production basis.
Exploration and evaluation expenditure
Exploration and evaluation activities involve the search for iron ore and coal resources, the determination of technical feasibility and the assessment of commercial viability of an identified
resource. Exploration and evaluation activities include:
•researching and analyzing historical exploration data;
•conducting topographical, geological, geochemical and
geophysical studies;
•carrying out exploratory drilling, trenching and sampling
activities;
•drilling, trenching and sampling activities to determine
the quantity and grade of the deposit;
•examining and testing extraction methods and
metallurgical or treatment processes; and
•detailed economic feasibility evaluations to determine
whether development of the reserves is commercially
justified and to plan methods for mine development.
Exploration and evaluation expenditure is charged to the
consolidated statements of operations as incurred except in the following circumstances, in which case the expenditure is
capitalized: (i) the exploration and evaluation activity is within an area of interest which was previously acquired in a business combination and measured at fair value on acquisition; or (ii)
when management has a high degree of confidence in the
project’s economic viability and it is probable that future
economic benefits will flow to the Company.
Capitalized exploration and evaluation expenditures are
generally recorded as a component of property, plant and
equipment at cost less impairment charges, unless their nature requires them to be recorded as an intangible asset. As the
asset is not available for use, it is not depreciated and all capitalized exploration and evaluation expenditure is monitored for indications of impairment. To the extent that capitalized expenditure is not expected to be recovered, it is recognized as an expense in the consolidated statements of operations.
Cash flows associated with exploration and evaluation
expenditure are classified as operating activities when they are related to expenses or as an investing activity when they are related to a capitalized asset in the consolidated statements of cash flows.
Development expenditure
Development is the establishment of access to the mineral
reserve and other preparations for commercial production.
Development activities often continue during production and
include:
•sinking shafts and underground drifts (often called
mine development);
•making permanent excavations;
•developing passageways and rooms or galleries;
•building roads and tunnels; and
•advance removal of overburden and waste rock.
Development (or construction) also includes the installation of infrastructure (e.g., roads, utilities and housing), machinery, equipment and facilities.
When reserves are determined and development is approved,
expenditures capitalized as exploration and evaluation are
reclassified as construction in progress and are reported as a component of property, plant and equipment. All subsequent
development expenditures are capitalized and classified as
construction in progress. On completion of development, all
assets included in construction in progress are individually reclassified to the appropriate category of property, plant and equipment and depreciated accordingly.
Biological assets
Biological assets are part of the Brazil operating segment and consist of eucalyptus forests located in the Brazilian state of
Minas Gerais exclusively from renewable plantations and
intended for the production of charcoal to be utilized as fuel and a source of carbon in the direct reduction process of pig iron production in some of the Company’s blast furnaces in Brazil.
Biological assets are measured at their fair value, net of
estimated costs to sell at the time of harvest. The fair value
(Level 3 in the fair value hierarchy) is determined based on the discounted cash flow method, taking into consideration the cubic volume of wood, segregated by plantation year, and the
equivalent sales value of standing trees. The average sales
price was estimated based on domestic market prices. In
determining the fair value of biological assets, a discounted cash flow model was used, with a harvest cycle of 6 to 7 years.
Borrowing costs
Borrowing costs directly attributable to the acquisition,
construction or production of a qualifying asset are part of the cost of the asset until such assets are commissioned. If the project is subject to a specific funding, the capitalization of borrowing costs is based on the borrowing rate. If the project is financed by the Company's debt, the capitalization of borrowing costs is based on the weighted average borrowing cost for the period.
Property, plant and equipment and biological assets are summarized as follows:

	Land, buildings and Improvements	Machinery, equipment and other[2]	Construction in progress	Right-of-use assets	Mining Assets	Total
Cost
At December 31, 2022	9,476	34,133	5,887	2,003	3,440	54,939
Additions	61	291	4,372	258	52	5,034
Acquisitions through business combinations (note 2.2.4)	789	1,057	23	30	—	1,899
Foreign exchange differences	473	1,458	112	68	7	2,118
Disposals	(191)	(850)	(1)	—	(7)	(1,049)
Divestments (note 2.3.1)	(40)	(2,074)	(550)	—	(661)	(3,325)
Other movements [1]	282	1,950	(2,500)	(87)	201	(154)
At December 31, 2023	10,850	35,965	7,343	2,272	3,032	59,462
Additions	43	243	3,854	209	207	4,556
Acquisitions through business combinations (note 2.2.4)	36	18	—	—	—	54
Foreign exchange differences	(1,163)	(4,462)	(500)	(151)	(45)	(6,321)
Disposals	(82)	(470)	(77)	—	—	(629)
Other movements [1]	365	2,159	(2,267)	(94)	208	371
At December 31, 2024	10,049	33,453	8,353	2,236	3,402	57,493

Accumulated depreciation and impairment
At December 31, 2022	3,448	17,201	1,127	793	2,203	24,772
Depreciation charge for the year	315	1,875	—	235	127	2,552
Impairment (note 5.3)	16	529	233	—	66	844
Disposals	(187)	(808)	—	—	(7)	(1,002)
Foreign exchange differences	248	977	(2)	12	6	1,241
Divestments (note 2.3.1)	(26)	(1,521)	(235)	—	(571)	(2,353)
Other movements [1]	5	(101)	(40)	(112)	—	(248)
At December 31, 2023	3,819	18,152	1,083	928	1,824	25,806
Depreciation charge for the year	314	1,884	—	227	100	2,525
Impairment (note 5.3)	15	49	52	—	—	116
Disposals	(34)	(431)	—	—	—	(465)
Foreign exchange differences	(573)	(3,034)	(18)	(71)	(38)	(3,734)
Other movements [1]	5	23	(17)	(88)	11	(66)
At December 31, 2024	3,546	16,643	1,100	996	1,897	24,182

Carrying amount
At December 31, 2023	7,031	17,813	6,260	1,344	1,208	33,656
At December 31, 2024	6,503	16,810	7,253	1,240	1,505	33,311
1.Other movements predominantly represent transfers from construction in progress to other categories and retirement of fully depreciated assets and capitalization of borrowing costs.
2.Machinery, equipment and other includes biological assets of 74 and 64 as of December 31, 2024 and 2023, respectively, and bearer plants of 47 and 51 as of
December 31, 2024 and 2023, respectively.
Capital expenditures relating to decarbonization
In 2024, capital expenditures relating to decarbonization
projects amounted to 0.3 billion and related mainly to the
Europe reportable segment. In 2023, they amounted to 0.2
billion mainly with respect to the ArcelorMittal Dofasco (Canada)
DRI/EAF project.
Assets pledged as security
See note 9.4 for information about assets pledged as security by the Company.
Capital commitments
See note 9.4 for information about contractual commitments for acquisition of property, plant and equipment by the Company.
Other information
The carrying amount of temporarily idle property, plant and
equipment at December 31, 2024 and 2023 was 286 and 264
including mainly 30 and 41 in Brazil, 164 and 112 in the Europe segment and 87 and 105 in Others, respectively.
The carrying amount of property, plant and equipment retired from active use and not classified as held for sale was 1 and 22 at December 31, 2024 and 2023, respectively. Such assets are carried at their recoverable amount.
5.3    Impairment of intangible assets, including goodwill, and
tangible assets
Impairment charges were as follows:

	Year ended December 31,
Type of asset	2024	2023	2022
Goodwill	—	194	—
Intangible assets	—	—	6
Tangible assets	116	844	1,020
Total	116	1,038	1,026
Impairment test of goodwill
Goodwill is tested for impairment annually, as of October 1 or whenever changes in circumstances indicate that the carrying amount may not be recoverable at the level of the cash-
generating unit ("CGU") (in the case of AMKR) or group of cash-
generating unit ("GCGU") which corresponds either to AMSA or the operating segments representing the lowest level at which goodwill is monitored for internal management purposes.
Whenever the CGUs comprising the operating segments or
AMSA are tested for impairment at the same time as goodwill, the cash-generating units are tested first and any impairment of the assets is recorded prior to the testing of goodwill.
The recoverable amounts of the GCGUs are mainly determined
based on their value in use. The value in use of each GCGU is determined by estimating future cash flows. The 2024
impairment test of goodwill did not include the GCGU
corresponding to the Mining segment as goodwill allocated to this GCGU was fully impaired in 2015. The key assumptions for the value in use calculations are primarily the discount rates, growth rates, expected changes to average selling prices,
shipments and direct costs during the period. Assumptions for average selling prices and shipments are based on historical experience and expectations of future changes in the market. In addition, with respect to raw material price assumptions, the
Company applied a range of $80 per tonne to $98 per tonne for iron ore ($70 per tonne to $114 per tonne in 2023) and $190 per tonne to $210 per tonne ($185 per tonne to $250 per tonne in
2023) for coking coal. Cash flow forecasts adjusted for the risks specific to the tested assets are derived from the most recent financial plans approved by management for the next five years.
Beyond the specifically forecasted period, the Company
extrapolates cash flows for the remaining years based on an
estimated growth rate of 2%. This rate does not exceed the
average long-term growth rate for the relevant markets.
The Company considered its exposure to certain climate-related risks which could affect its estimates of future cash flow
projections applied for the determination of the recoverable amount of its GCGUs and CGUs. With the switch to electric
vehicles and the move to wind and solar power generation, the
Company sees also additional opportunities as customers
deepen their understanding of embedded and lifecycle
emissions of the materials where steel compares favorably.
The Company is committed to the objectives of the Paris
agreement and announced its ambition to achieve group-wide
carbon neutrality by 2050. These announced goals will require significant long-term investments which require global level playing field, access to abundant and affordable clean energy, facilitating necessary energy infrastructure, access to
sustainable finance for low-emissions steelmaking and
accelerated transition to a circular economy. In addition, the
Company considered the legal obligation of carbon neutrality by
2050 effective within the EU and in Canada following adoption of the Climate Law and the Net Zero Emission Accountability
Act, respectively. Accordingly, with respect to its flat steel operations in the EU and in Canada, ArcelorMittal concluded
that future decarbonization capital expenditures, which
correspond essentially to the construction of DRI-EAF facilities, are necessary to maintain the level of economic benefits
expected to arise from the assets in their current condition and should therefore be included in the Company’s assumptions for future cash flows of the recoverable amount of the respective
GCGUs and CGUs. At the same time, the Company is engaged
in developing in the near to medium term a range of innovative low-emission technologies for the transition to decarbonized steel and required investments are considered in the Company's future cash flow projections. ArcelorMittal acknowledges that
CGUs and GCGUs applying the BF-BOF route in other
jurisdictions than the EU and Canada will apply decarbonization at a different pace. They may also not yet be subject to a legal obligation of carbon neutrality, as a result of which the future estimated decarbonization cost for such operations is reflected through an additional risk premium embedded in discount rates until they are able to accelerate their decarbonization strategy to meet the 2050 carbon neutrality objective and a legal obligation arises in the relevant jurisdiction.
ArcelorMittal's most substantial climate-related policy risk is the
EU Emissions Trading scheme ("'ETS"), which applies to all its
European plants. The risk concerns the Company's primary
steelmaking plants which are exposed to this regulation. On
April 25, 2023, the EU adopted a revision of the ETS Directive including a regulation establishing a carbon border adjustment mechanism (“CBAM”) which entered into force on May 17, 2023.
The ETS and CBAM regulations will impact the carbon
emissions allowances from the second trading period of Phase
IV (2026-2030) onwards as they will be gradually phased out
(2.5% by 2026, 5% by 2027, 10% by 2028, 22.5% by 2029,
48.5% by 2030, 61% by 2031, 73.5% by 2032, 86% by 2033
and 100% by 2034). The Company’s assumptions for future
cash flows include an estimate for costs that the Company
expects to incur to acquire emission allowances, which primarily impacts the flat steel operations in the EU under the ETS
scheme and in Canada. The assumption for carbon emission
cost is based on historical experience, implementation of
decarbonization strategies to mitigate or otherwise offset such future costs and information available of future regulatory or operational changes. With respect to the EU ETS scheme, the
assumption for carbon emission cost includes also the gradual phasing out of free emission allowances and the forecast market price of emission rights, for which the Company considered in its five-year cash flow projections internal estimates of 90€/t, 99€/t,
105€/t, 107€/t and 101€/t for 2025, 2026, 2027, 2028 and 2029,
respectively.
The assumptions used in the value in use calculations are
inherently uncertain and require management judgment as
described in note 1.3. The Company's process includes specific consideration given to the most recent short, medium and long-
term price forecasts and discount rates consistent with external information, expected production and shipment volumes and
updated development plans, operating costs and capital
expenditure plans. 2024 was characterized by weak demand in
particular in Europe. The impact was exacerbated by high
exports from China and excess production relative to demand
resulted in very low domestic steel spreads. Whilst near-term demand remains subdued, inventory levels are low, especially in
Europe; the Company expects however that restocking activity will supplement real demand improvement in time.
Management estimates discount rates using pre-tax rates that reflect current market rates for investments of similar risk. The rate for each CGU, including beta, cost of debt and capital
structure was estimated from the weighted average cost of
capital of producers, which operate a portfolio of assets similar to those of the Company’s assets and CGU specific country risk premiums were applied. Prior to January 1, 2024, the
Company's goodwill impairment testing was performed on the
basis of five operating and reportable segments (see notes 5.1.
and 3.1). The weighted average pre-tax discount rates used in connection with the historical goodwill impairment testing in
2023 and based on the revised operating and reportable
segments, GCGUs and CGUs to which goodwill is allocated in
2024 are set forth below:

	North America	Brazil	Europe	Sustainable Solutions	AMSA	AMKR[1]
GCGU weighted average pre-tax discount rate used in 2024 (in %)	12.9	17.0	11.6	10.2	16.1	19.7
GCGU weighted average pre-tax discount rate used in 2023 (in %)	13.0	17.2	11.6	10.8	17.4	23.0
[1] Rates for AMKR are blended and include distinct country risk premiums reflecting differentiated pre-war and post-war conditions.
Once recognized, impairment losses for goodwill are not
reversed.
There were no  impairment charges recognized with respect to goodwill following the Company’s impairment tests as of
October 1, 2024 and October 1, 2023. In 2023, in connection
with the sale of ArcelorMittal Temirtau, the Company recognized a 194 impairment loss relating to a portion of the former ACIS segment goodwill allocated to the disposal group in proportion of the total sale consideration to the recoverable amount of the remaining former ACIS operations in Ukraine and South Africa.
The total value in use calculated for all GCGUs increased
overall in 2024 as compared to 2023 primarily as a result of higher cash flow projections in North America.
In validating the value in use determined for the GCGUs, the
Company performed a sensitivity analysis of key assumptions
used in the discounted cash-flow model (such as discount rates, average selling prices and shipments) and believes that
reasonably possible changes in key assumptions could cause
an impairment loss to be recognized in respect of AMSA GCGU
and AMKR CGU. Following the announcement of the wind down
of long steel operations (see below), AMSA's operations
encompass flat steel operations at the Vanderbijlpark site
supported by a metallurgical by-products division. Sales are mainly domestic but they are exposed to international steel
prices which are volatile, reflecting the cyclical nature of the global steel industry, developments in particular steel consuming industries and macroeconomic trends of emerging markets,
such as economic growth. The Company believes that sales
volumes, prices and discount rates are the key assumptions
most sensitive to change. See also note 1.3 for AMKR. The
AMSA and AMKR value in use models anticipate higher sales
volumes in 2025 as compared to 2024 (1.4 million tonnes for the year ended December 31, 2024) and in 2026 as compared to
2024 (1.5 million tonnes for the year ended December 31,
2024), respectively, followed by a relative stability thereafter.
Average selling prices are expected to remain stable during the explicit years for both facilities.
The following changes in key assumptions in projected earnings in every year of initial 5-year period and perpetuity of AMSA's and AMKR's operations, assuming unchanged values for the
other assumptions, would cause the recoverable amount to
equal the carrying amount:

	AMSA	AMKR
Excess of recoverable amount over carrying amount	74	143
Increase in pre-tax discount rate (change in basis points)	115	181
Decrease in average selling price (change in %)	0.6%	1.7%
Decrease in shipments (change in %)	2.7%	5.7%
Impairment test of property, plant and equipment and
intangibles (excluding goodwill)
At each reporting date, ArcelorMittal reviews the carrying
amounts of its intangible assets (excluding goodwill) and
tangible assets to determine whether there is any indication that the carrying amount of those assets may not be recoverable
through continuing use, or that a reversal of previous periods'
impairment charges may be required. If any such indication
exists, the recoverable amount of the asset (or CGU) is
reviewed in order to determine the amount of the impairment (or reversal of prior periods' impairment charges), if any. The
recoverable amount is the higher of its fair value less cost of disposal and its value in use.
In estimating its value in use, the estimated future cash flows are discounted to their present value using a pre-tax discount rate that reflects current market assessments of the time value of money and the risks specific to the asset (or cash-generating unit). For an asset that does not generate cash inflows largely independent of those from other assets, the recoverable amount is determined for the CGU to which the asset belongs. The CGU is the smallest identifiable group of assets corresponding to operating units that generate cash inflows. If the recoverable amount of an asset (or CGU) is estimated to be less than its carrying amount, an impairment loss is recognized. An
impairment loss is recognized as an expense immediately as
part of cost of sales (see note 4.2) in the consolidated
statements of operations.
In the case of permanently idled assets, the impairment is
measured at the individual asset level. Otherwise, the
Company’s assets are measured for impairment at the CGU
level. In certain instances, the CGU is an integrated
manufacturing facility which may also be an operating
subsidiary. Further, a manufacturing facility may be operated in concert with another facility with neither facility generating cash inflows that are largely independent from the cash inflows of the other. In this instance, the two facilities are combined for purposes of testing for impairment. As of December 31, 2024
and December 31, 2023, the Company determined it has 45 and
46 cash-generating units, respectively.
An impairment loss, related to intangible assets other than
goodwill and tangible assets recognized in prior years is
reversed if, and only if, there has been a change in the
estimates used to determine the asset’s recoverable amount
since the last impairment loss was recognized. However, the
increased carrying amount of an asset due to a reversal of an impairment loss will not exceed the carrying amount that would have been determined (net of amortization or depreciation) had no impairment loss been recognized for the asset in prior years.
A reversal of an impairment loss is recognized immediately as part of operating income in the consolidated statements of
operations.
Impairment charges and reversals relating to property, plant and equipment and intangibles (excluding goodwill) were as follows for the years ended December 31, 2024, 2023 and 2022:
2024
In 2024, the Company recognized a 37 impairment charge of
property, plant and equipment with respect to its Longs
Business in South Africa, which will be placed into care and maintenance subject to a consultation process, following the announcement of its wind down on January 6, 2025. The wind-
down was postponed for one additional month as discussions
continue regarding potential governmental support. On February
28, 2025, ArcelorMittal South Africa announced that it will
implement the final wind down of the Longs Business. It is
envisaged that the shutdown of the blast furnaces will
commence in the first week of March, with the last steel
produced in late-March or early-April 2025. The final wind down into care and maintenance will be fully implemented in the
second quarter of 2025.
ArcelorMittal also recognized a 43 impairment charge of
property, plant and equipment for assets measured at fair value less cost of disposal following the termination of the Monlevade expansion project in Brazil.
In addition, the Company recognized a 36 impairment charge of property, plant and equipment in connection with the definitive closure of the Kraków coke plant in Poland which was
announced on July 19, 2024.
The Company reviewed impairment reversal indicators on
assets previously impaired. It concluded that there was a
significant change with a positive effect resulting in an
impairment reversal indicator with respect to its iron ore
expansion project in Liberia, which was restarted in 2021 and for which the first concentrate was produced in the fourth quarter of
2024 with full 20 million tonnes capacity expected by the end of
2025. The Company performed a value in use calculation as
well as a sensitivity analysis and, in addition to the fact that the project is not yet fully operational, it concluded that no
impairment reversal should be recognized in relation to the
1,426 impairment charge of property, plant and equipment and intangible assets recognized in 2015. The Company did not
identify indicator of impairment reversal for any other assets.
The following changes in key assumptions in projected earnings of AML throughout the life of mine, assuming unchanged values for the other assumptions, would cause the recoverable amount to equal the carrying amount at December 31, 2024:

AML
Excess of recoverable amount over carrying amount	135
Increase in pre-tax discount rate (change in basis points)	109
Decrease in average selling price (change in %)	2.3%
Decrease in shipments (change in %)	4.2%
2023
In 2023, ArcelorMittal recognized a 732 impairment charge
related to property, plant and equipment with respect to the sale on December 7, 2023 of its Kazakhstan operations in the former
ACIS segment to Qazaqstan Investment Corporation, a state-
controlled direct investment fund. The impairment loss resulted from the adjustment of the carrying amount of the disposal
group to the net sales proceeds of 278 (see note 2.3).
On November 28, 2023, AMSA announced that it contemplates
the wind down of its Longs Business subject to a due diligence and a consultative process involving key customers, suppliers, organized labour, and other stakeholders. The Company
assessed the recoverable amount of its Longs Business in
South Africa based on a value in use calculation and recognized accordingly a 112 impairment charge of property, plant and
equipment.

Cash Generating Unit	Region	Recoverable Amount (Value in Use)	Total Impairment Recorded	2023 Pre-Tax Discount Rate	2022 Pre-Tax Discount Rate	Carrying Amount of property, plant and equipment as of December 31, 2023
Long Products South Africa	South Africa	264	112	17.3%	17.5%	86
2022
In 2022, the Company recognized a 1,026 impairment charge
related to property, plant and equipment (1,020) and intangibles
(6) with respect to AMKR (Ukraine) as a result of the ongoing conflict in Russia, which resulted in low level of production, sales and net income and created significant uncertainty about the timing and ability of operations to return to a normal level of activity. Adverse geopolitical conditions, which resulted in a substantial increase in the discount rate applied by the
Company in its recoverable amount (value in use) calculation, deteriorated further during the fourth quarter of 2022 following attacks against Ukrainian power infrastructures causing
additional operational issues for AMKR and the concerns about an intensification of the conflict in connection with the
announcements of delivery of heavy military equipment by
western countries. The Company applied separate discount
rates over the discrete projections period, including a higher country risk premium for 2023 cash flow projections and a return to pre-war country risk premium in the course of 2024 and for the terminal value calculation as value in use is sensitive to a difference in country risk for different periods.

Cash-Generating Unit	Region	Recoverable Amount (Value in Use)	Total Impairment Recorded	2022 Pre-Tax Discount Rates		2021 Pre-Tax Discount Rate	Carrying amount of property, plant and equipment as of December 31, 2022
				Applied to 2023 projections	Applied to subsequent projections
AMKR	Ukraine	1,003	1,026	47.1%	20.0%	16.9%	655